Vessels	12 Months Ended
Dec. 31, 2014
Property Plant And Equipment [Abstract]
Vessels

4.       Vessels

In 2013, the Company, through its subsidiaries Nauru, Eluk and Oruk, acquired from unaffiliated third parties the vessels “Hanjin Malta”, “Puelo” and “Pucon” respectively, for an aggregate purchase price of $116,000. At the time of acquisition of the “Hanjin Malta”, the Company has recognized an asset of $8,500 relating to the time charter assumed (Note 6). During 2014, the Company, through its subsidiaries Delap, Jabor and Dud, acquired from unaffiliated third parties the vessels “YM March”, “YM Great” and “Santa Pamina”, respectively, for an aggregate purchase price of $60,300. An amount of $348 was deducted from the purchase price of the vessels, representing lumpsum compensations agreed with the sellers. As at December 31, 2014 and 2013, additional capitalized costs amounted to $427 and $364, respectively.

In 2013, the Company, after taking into account factors as the vessels' age and employment prospects under the current market conditions, determined the future undiscounted cash flows for each of its vessels, considering its various alternatives, including that certain vessels would be sold immediately after the expiration of their existing charter parties. This assessment concluded that the carrying values of certain vessels in the fleet were not recoverable and accordingly, the Company has recognized in 2013 an aggregate impairment loss of $42,323, which is separately reflected in the 2013 accompanying statement of operations. The fair values of the vessels were determined through Level 3 inputs of the fair value hierarchy as determined by management, making also use of available market data for the market value of vessels with similar characteristics. Between those vessels for which an impairment loss was recorded during 2013, the vessel “APL Sardonyx” was the only vessel that remained within the Company's fleet as at December 31, 2013, and was measured at fair value on a non-recurring basis as a result of the management's impairment test exercise. The fair value and impairment loss of the specific vessel are presented below:

Vessel	Fair Value Measurement	Vessel Impairment Loss
APL Sardonyx	9,500	9,697

During 2013, the Company, through its subsidiaries Ralik, Ebon, Mili and Micronesia, sold the vessels “Maersk Madrid”, “Maersk Merlion”, “Maersk Malacca” and “APL Spinel” to unaffiliated third parties for demolition, for the aggregate sale price of $37,494, net of address commissions. During 2014, the Company, through its subsidiary Mejit, sold the vessel “APL Sardonyx” to an unaffiliated third party for demolition, for a sale price of $9,722, net of address commission. The aggregate loss from the sale of vessels in 2014 and 2013, including direct to sale expenses, amounted to $695 and $16,481, respectively, and is separately reflected in the accompanying statements of operations.

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Vessels' Cost	Accumulated Depreciation	Net Book Value

Balance, December 31, 2012	$280,812	$(19,867)	$260,945
- Acquisitions and other vessels' costs	107,864	-	107,864
- Vessels' disposals	(62,245)	12,101	(50,144)
- Depreciation for the period	-	(10,970)	(10,970)
- Impairment charges	(42,323)	-	(42,323)
Balance, December 31, 2013	$284,108	$(18,736)	$265,372
- Acquisitions and other vessels' costs	$60,379	-	60,379
- Vessels' disposals	(11,409)	1,929	(9,480)
- Depreciation for the period	-	(10,177)	(10,177)
Balance, December 31, 2014	$333,078	$(26,984)	$306,094

As at December 31, 2014, certain of the Company's vessels, having a total carrying value of $201,228, were provided as collateral to secure the revolving credit facility with the Royal Bank of Scotland plc, discussed in Note 7.